Other asset - Summary of detailed information about other asset (Detail) - USD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2022	Nov. 30, 2021	Nov. 30, 2020
Cost
Ending balance	$ 19,530	$ 19,530	$ 19,530
Accumulated amortization
Beginning balance	17,089	12,207
Amortization	2,441	4,882
Ending balance	19,530	17,089
Net carrying amounts	$ 0	$ 2,441